1 October 2014 Portfolio Update

FORWARD - LOOKING STATEMENTS American Realty Capital Global Trust, Inc. 2 Certain statements made in this presentation are forward - looking statements . Those statements include statements regarding the intent, belief or current expectations of American Realty Capital Global Trust, Inc . (“us,” “our,” “ARC Global” or the “Company”) and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions . Actual results may differ materially from those contemplated by such forward - looking statements . Further, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law . The following are some of the possible risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements : our ability to integrate our recently acquired properties into our existing portfolio ; our ability to complete our pending asset acquisitions on the anticipated terms, in the anticipated timeframes or at all ; whether and when we will be able to realize the anticipated benefits from our recent and pending property acquisitions ; significant dilution could result from future issuances of our common stock ; future sales of our common stock could lower the market price of our common stock ; deterioration in the business environment in the specific sectors of the economy in which we focus or a decline in the market for securities of companies within these sectors ; substantial fluctuations in our financial results ; our ability to retain our senior professionals and key management personnel ; pricing and other competitive pressures ; changes in laws and regulations and industry practices that adversely affect our business ; incurrence of losses in the future ; competition from larger firms ; limitations on our access to capital ; malfunctioning or failure in our operations and infrastructure ; failure to achieve and maintain effective internal controls ; and the factors included in our most recent Annual Report on Form 10 - K and any subsequent Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K .

DISCLAIMER American Realty Capital Global Trust, Inc. 3 This presentation contains estimates and other statistical data that we obtained or derived from, or that we estimated in good faith based partly on, industry publications, surveys, forecasts and reports, governmental publications, reports by market research firms or other independent sources . Industry publications generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information . This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates . Although we have not independently verified the accuracy or completeness of the data contained in these industry publications and reports, based on our industry experience we believe that the publications are reliable and the conclusions contained in the publications and reports are reasonable . The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10 - K and any subsequent Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K . These and other factors could cause results to differ materially from those expressed in these publications and reports .

ARC GLOBAL UPDATE

ARC GLOBAL PORTFOLIO UPDATE (1) Represents contract purchase price (excluding acquisition fees, due diligence fees, third party reports, insurance and title premiums) based on the exchange rate at the time of purchase . (2) Initial Cap Rate is calculated by dividing the annual net operating income at the time of the asset purchase by the contract pur chase price of the asset (3) Investment grade rating includes tenants that are rated investment grade, implied investment grade (refer to slide six for explanation) or have a parent company that is rated investment grade (4) 100% occupancy over LTM American Realty Capital Global Trust, Inc. 5 (data as of September 30, 2014) Closed Portfolio Number of Assets 245 Number of Tenants 61 Value (Purchase Price) 1 $1,710 Million Square Feet 11.6 Million Initial Cap Rate 2 7.61% Occupancy as of 9/30/2014 100% 4 Wgt . Avg. Remaining Lease Term 11.8 years Investment Grade Percentage 3 81% European Assets by Purchase Price 33% Total Debt $490.9 Million Corporate Leverage 28.6%

(1) Investment grade rating includes tenants that are rated investment grade and implied investment grade . Implied Investment Grade includes guarantors for which there are actual in - place Moody’s Investment Grade ratings (“Actual Investment Grade ”), guarantors whose risk has been calculated using a proprietary Moody’s analytical tool (“Implied Investment Grade ”) and guarantors who have a parent company that is rated Actual Investment Grade . For guarantors where a Moody’s rating is not available (no public debt or currently reviewed by Moody’s), their financial statements are reviewed and analyzed using a Moody’s analytical tool (which uses the same calibrations as they employ for actual ratings) to determine if the risk metrics equate to an equivalent to that of a company with an Actual Investment Grade rating . This is the same methodology employed by providers of our corporate credit facility . American Realty Capital Global Trust, Inc. 6 (data as of September 30, 2014) ARC Global Portfolio Stats U.S. Portfolio EURO Portfolio Total Portfolio Total purchase price $ 1,148,806,359 $561,515,409 $1,710,321,768 Initial cap rate 7.17% 8.50% 7.61% Number of properties 202 43 245 Lease term remaining (Years) 10.7 13.8 11.8 Rated investment grade 49% 35% 44% Implied investment grade 1 78% 86% 81% Concentration in U.S. 100% 0% 67% Concentration in Europe 0% 100% 33% Concentration in Other 0% 0% 0% ARC GLOBAL

ARC GLOBAL PORTFOLIO BREAKDOWN (data as of September 30, 2014) American Realty Capital Global Trust, Inc. 7 67% 33% U.S. Europe 11.1% 9.7% 8.2% 7.5% 7.1% 6.9% 6.1% 5.1% 4.7% 4.4% 4.2% 3.7% 3.1% 3.0% 2.3% 1.9% 1.7% 1.4% 1.0% 1.0% 0.8% 0.8% 0.8% 0.6% 0.5% 0.3% Technology Financial Services Pharmaceuticals Discount Retail Government Services Freight Energy Telecommunications Aerospace Auto Parts Manufacturing Home Maint. Retail Food Distribution Specialty Retail Healthcare Restaurant Information Technology Automotive Parts Supplier Hospitality Utilities Retail Banking Foot Apparel Automation Biotechnology Marketing Consumer Goods Petroleum Contract Research Waste Management 18% 59% 15% 9% Retail Office Distribution Industrial LOCATION INDUSTRY ASSET TYPES

ARC GLOBAL PORTFOLIO BREAKDOWN (data as of September 30, 2014) American Realty Capital Global Trust, Inc. 8 IMPLIED INVESTMENT GRADE 2 44% 56% Investment Grade Non-investment Grade / Not Rated (1) Investment grade rating includes tenants that are rated investment grade by Standard & Poor’s, Moody’s or Fitch Rating A gen cy (2) Investment grade rating includes tenants that are rated investment grade, implied investment grade (refer to slide six for explanation) or have a parent company that is rated investment grade (3) Rated tenants includes tenant s that are rated by Standard & Poor’s, Moody’s or Fitch Rating Agency or have an implied rating 81% 19% Investment Grade Non-investment Grade / Not Rated 96% 4% Rated Non-rated RATED TENANTS 3 INVESTMENT GRADE 1

ARC GLOBAL UNITED STATES TENANT CONCENTRATION

(data as of September 30, 2014)

American Realty Capital Global Trust

UNITED STATES							
Tenant	Location	Property Type	No of Properties	Square Feet	Purchase Price	Initial Cap Rate	Lease Term Remaining (years)
GSA	Various, US	Office	10	304,720	$110,628,358	7.44%	9
FedEx Ground	Various, US	Distribution	6	698,609	$93,744,926	7.11%	8.5
Family Dollar	Various, US	Retail	65	541,472	$77,359,863	6.86%	14.9
Sandoz	Princeton, NJ	Office	1	154,101	$63,582,229	6.19%	11.8
AT&T	San Antonio, TX	Office	1	401,516	$61,000,000	6.58%	11.8
Merck & Co	Madison, NJ	Office	1	146,366	$53,325,000	5.90%	10.9
GE Aviation	Various, US	Office	2	471,000	$53,034,366	6.65%	9.8
Nimble Storage	San Jose, CA	Office	1	164,608	$52,500,000	7.24%	7.1
Dollar General	Various, US	Retail	39	369,644	$52,004,129	7.00%	13.5
CHE Trinity	Livonia, MI	Office	1	373,593	$51,000,000	8.27%	8.3
Select Energy Services	Various, US	Industrial	7	279,294	$44,900,929	8.10%	12.2
Garden Ridge	Various, US	Retail	4	564,910	$40,935,507	6.90%	14.8
Encanto Restaurants	Various, PR	Retail	18	65,262	$37,555,509	8.07%	10.8
Western Digital	San Jose, CA	Office	1	286,330	$28,574,162	7.56%	6.2
Shaw Aero Devices	Naples, FL	Industrial	1	130,581	$27,000,000	6.74%	8
Nissan	Murfreesboro, TN	Distribution	1	462,155	$25,837,500	6.44%	9
Mallinckrodt Pharmaceuticals	St. Louis, MO	Office	1	89,900	$22,800,000	7.53%	9.9
Axon Energy	Various, US	Industrial	3	213,634	$20,708,593	8.10%	12.3
Continental Tire	Fort Mill, SC	Office	1	90,994	$18,500,000	6.77%	7.8
PNC	Various, US	Office	2	210,256	$17,412,293	6.41%	14.8
Wolverine World Wide	Howard City, MI	Distribution	1	468,635	$17,201,244	7.88%	8.3
Bell Supply	Various, US	Industrial	8	98,965	$15,632,296	8.10%	14.3
Kuka	Sterling Heights, MI	Distribution	1	200,000	$14,850,000	6.73%	9.8
Lippert	South Bend, IN	Distribution	1	539,137	$14,776,347	6.75%	11.9
Thermo Fisher	Kalamazoo, MI	Office	1	114,700	$14,000,000	6.76%	9.9
Valassis	Livonia, MI	Office	1	100,597	$13,614,121	8.25%	8.6
Kulicke & Soffa	Fort Washington, PA	Office	1	88,000	$13,055,263	9.46%	9
FedEx Freight	Various, US	Distribution	2	128,051	$12,876,104	6.66%	9.3
Con-way	Various, US	Distribution	7	105,090	$12,265,517	7.69%	9.2
Indiana Department of Revenue	Indianapolis, IN	Office	1	98,542	$11,654,227	7.50%	8.3
GE Oil & Gas	Various, US	Industrial	2	69,846	$10,956,068	8.10%	9
Black & Decker	Westerville, OH	Office	1	71,259	$10,350,000	6.76%	7.3
PPD Global Labs	Highland Heights, KY	Office	1	73,220	$9,282,800	8.88%	10.4
National Oilwell	Various, US	Industrial	2	31,950	$7,248,200	7.92%	11.8
Wyndham	Branson, MO	Office	1	31,881	$5,200,000	7.36%	10.6
Waste Management	Winston-Salem, NC	Industrial	1	84,119	$4,650,000	6.82%	8.3
Lhoist	Dallas, TX	Industrial	1	22,500	$3,263,889	8.10%	8.3
Trane	Davenport, IA	Industrial	1	25,000	$3,072,030	7.93%	9.2
Superior Energy	Various, US	Industrial	2	42,470	$2,454,889	8.10%	9.7
United States Total Closed			**202**	**8,412,907**	**$1,148,806,359**	**7.17%**	**10.7**

American Realty Capital Global Trust, Inc. 9

ARC GLOBAL EUROPEAN TENANT CONCENTRATION

(data as of September 30, 2014)

American Realty Capital Global Trust

EUROPE							
Tenant	Location	Property Type	No of Properties	Square Feet	Purchase Price	Initial Cap Rate	Lease Term Remaining (years)
Fujitsu	Manchester, UK	Office	3	162,888	$70,650,572	7.98%	10.5
Crown Crest	Leicestershire, UK	Distribution	1	805,530	$63,586,600	7.95%	24.4
Aviva	Sheffield, UK	Office	1	131,614	$52,516,500	8.73%	14.7
Provident	Bradford, UK	Office	1	117,003	$41,812,350	8.46%	11.1
DFS Trading	Various, UK	Retail	7	279,561	$40,324,996	9.38%	15.5
Achmea	Leusden, NETH	Office	2	190,252	$38,790,400	8.27%	9.3
HP Enterprise	Newcastle, UK	Office	1	100,652	$30,951,008	7.70%	11.5
Rheinmetall	Neuss, GER	Office	1	320,102	$28,924,240	8.87%	9.3
Capgemini	Birmingham, UK	Office	1	90,475	$24,946,500	8.83%	8.6
Thames Water	Swindon, UK	Office	1	78,650	$18,232,800	9.79%	7.9
Bank of Scotland	Various, UK	Retail	3	36,071	$18,109,322	8.07%	10.8
Hotel Winston	Amsterdam, NETH	Office	1	24,283	$17,292,255	8.52%	15
Wickes	Various, UK	Retail	3	86,902	$17,178,918	8.64%	12.1
Northern Rock	Various, UK	Office	2	86,290	$16,322,250	8.49%	8.9
Intier Automotive	Redditch, UK	Industrial	1	152,771	$15,301,440	7.75%	9.6
Talk Talk	Manchester, UK	Office	1	48,415	$14,274,050	8.17%	10.5
Amcor	Workington, UK	Office	7	294,580	$13,290,189	10.58%	10.2
OBI	Mayen, GER	Retail	1	143,633	$13,215,625	8.75%	9.3
Everything Everywhere	Merthyr Tydfil, UK	Office	1	64,832	$12,364,800	9.62%	12.8
Malthurst Petroleum	Various, UK	Retail	2	3,784	$5,913,770	8.03%	11.1
BP Oil	Bassett, UK	Retail	1	2,650	$4,951,063	8.03%	11.1
McDonald's	Carlisle, UK	Retail	1	9,094	$2,565,760	8.75%	9.5
European Total Closed			**43**	**3,230,032**	**$561,515,409**	**8.50%**	**13.8**

American Realty Capital Global Trust, Inc. 10

ARC GLOBAL PROPERTY HIGHLIGHTS

SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating). American Realty Capital Global Trust, Inc. 12 GSA Location: Various, U.S. Property Type: Office Industry: Government Services Purchase Price: $110.6 million Initial Cap Rate: 7.44% Credit Rating : AA+ Sq. ft.: 304,720 Remaining Term : 9.0 years FedEx Ground Location: Various, U.S. Property Type: Distribution Industry: Freight Purchase Price: $93.7 million Initial Cap Rate: 7.11% Credit Rating : *BBB - Sq. ft.: 698,609 Remaining Term : 8.5 years Family Dollar Location: Various, U.S. Property Type: Retail Industry: Discount Retail Purchase Price: $77.3 million Initial Cap Rate: 6.86% Credit Rating : BBB - Sq. ft.: 541,472 Remaining Term : 14.9 years Location: Princeton, NJ Property Type: Office Industry: Pharmaceuticals Purchase Price: $63.6 million Initial Cap Rate : 6.19% Credit Rating: *AA - Sq. ft.: 154,101 Remaining Term: 11.8 years Sandoz

American Realty Capital Global Trust, Inc. 13 AT&T Location: San Antonio, TX Property Type: Office Industry: Telecommunications Purchase Price: $61.0 million Initial Cap Rate: 6.58% Credit Rating : *A3 Sq. ft.: 401,516 Remaining Term : 11.8 years Merck & Co. Location: Madison, NJ Property Type: Office Industry: Pharmaceuticals Purchase Price: $53.3 million Initial Cap Rate: 5.90% Credit Rating : AA Sq. ft.: 146,366 Remaining Term : 10.9 years Location: San Jose, CA Property Type: Office Industry: Technology Purchase Price: $52.5 million Initial Cap Rate: 7.24% Credit Rating: *BBB - Sq. ft.: 164,608 Remaining Term: 7.1 years Nimble Storage GE Aviation Location: Various, U.S. Property Type: Office Industry: Aerospace Purchase Price: $53.0 million Initial Cap Rate: 6.65% Credit Rating : AA+ Sq. ft.: 471,000 Remaining Term : 9.8 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 14 Select Energy Services Location: Various, U.S. Property Type: Industrial Industry: Energy Purchase Price: $44.9 million Initial Cap Rate: 8.10% Credit Rating : *Ba2 Sq. ft.: 279,294 Remaining Term : 12.2 years CHE Trinity Location: Livonia, MI Property Type: Office Industry: Healthcare Purchase Price: $51.0 million Initial Cap Rate: 8.27% Credit Rating : Aa2 Sq. ft.: 373,593 Remaining Term: 8.3 years Dollar General Location: Various, U.S. Property Type: Retail Industry: Discount Retail Purchase Price: $52.0 million Initial Cap Rate: 7.00% Credit Rating : BBB - Sq. ft.: 369,644 Remaining Term: 13.5 years Garden Ridge Location: Various, U.S. Property Type: Retail Industry: Home Maintenance Purchase Price: $40.9 million Initial Cap Rate: 6.90% Credit Rating : B Sq. ft.: 564,910 Remaining Term: 14.8 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 15 Encanto Restaurants Location: Puerto Rico Property Type: Retail Industry: Restaurants Purchase Price: $37.6 million Initial Cap Rate: 8.07% Credit Rating : NR Sq. ft.: 65,262 Remaining Term : 10.8 years Western Digital Location: San Jose, CA Property Type: Office Industry: Technology Purchase Price: $28.6 million Initial Cap Rate: 7.56% Credit Rating : *Baa2 Sq. ft.: 286,330 Remaining Term : 6.2 years Nissan Location: Murfreesboro, TN Property Type: Distribution Industry: Auto Parts Purchase Price: $25.8 million Initial Cap Rate: 6.44% Credit Rating : BBB+ Sq. ft.: 462,155 Remaining Term : 9.0 years Shaw Aero Devices Location: Naples, FL Property Type: Industrial Industry: Aerospace Purchase Price: $27.0 million Initial Cap Rate: 6.74% Credit Rating : A Sq. ft.: 130,581 Remaining Term : 8.0 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 16 Mallinckrodt Pharmaceuticals Location: St. Louis, MO Property Type: Office Industry: Pharmaceuticals Purchase Price: $22.8 million Initial Cap Rate: 7.53% Credit Rating : *BB - Sq. ft.: 89,900 Remaining Term : 9.9 years Axon Energy Location: Various, U.S. Property Type: Industrial Industry: Energy Purchase Price: $20.7 million Initial Cap Rate: 8.10% Credit Rating : *Baa2 Sq. ft.: 213,634 Remaining Term : 12.3 years Location: Fort Mill, SC Property Type: Office Industry: Auto Parts Manu. Purchase Price: $18.5 million Initial Cap Rate: 6.77% Credit Rating: BBB Sq. ft.: 90,994 Remaining Term: 7.8 years Continental Tire PNC Location: Various, U.S. Property Type: Office Industry: Financial Services Purchase Price: $17.4 million Initial Cap Rate: 6.41% Credit Rating : A Sq. ft.: 210,256 Remaining Term : 14.8 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 17 Wolverine World Wide Location: Howard City, MI Property Type: Distribution Industry: Foot Apparel Purchase Price: $17.2 million Initial Cap Rate: 7.88% Credit Rating : BB Sq. ft.: 468,635 Remaining Term : 8.3 years Bell Supply Location: Various, U.S. Property Type: Industrial Industry: Energy Purchase Price: $15.6 million Initial Cap Rate: 8.10% Credit Rating : *Baa3 Sq. ft.: 98,965 Remaining Term : 14.3 years KUKA Systems Location: Sterling Heights, MI Property Type: Distribution Industry: Automation Purchase Price: $14.9 million Initial Cap Rate: 6.73% Credit Rating : *BB Sq. ft.: 200,000 Remaining Term : 9.8 years Lippert Location: South Bend, IN Property Type: Distribution Industry: Auto Parts Manu. Purchase Price: $14.8 million Initial Cap Rate: 6.75% Credit Rating : *Baa2 Sq. ft.: 539,137 Remaining Term : 11.9 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 18 Thermo Fisher Location: Kalamazoo, MI Property Type: Office Industry: Biotechnology Purchase Price: $14.0 million Initial Cap Rate: 6.76% Credit Rating : BBB Sq. ft.: 114,700 Remaining Term : 9.9 years Valassis Location: Livonia, MI Property Type: Office Industry: Marketing Purchase Price: $13.6 million Initial Cap Rate: 8.25% Credit Rating : *B+ Sq. ft.: 100,597 Remaining Term : 8.6 years Kulicke and Soffa Location: Fort Washington, PA Property Type: Office Industry: Technology Purchase Price: $13.1 million Initial Cap Rate: 9.46% Credit Rating : *Baa2 Sq. ft.: 88,000 Remaining Term : 9.0 years FedEx Freight Location: Various, U.S. Property Type: Distribution Industry: Freight Purchase Price: $12.9 million Initial Cap Rate: 6.66% Credit Rating : AA+ Sq. ft.: 128,051 Remaining Term : 9.3 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 19 Con - Way Freight Location: Various, U.S. Property Type: Distribution Industry: Freight Purchase Price: $12.3 million Initial Cap Rate: 7.69% Credit Rating : *Baa3 Sq. ft.: 105,090 Remaining Term : 9.2 years State of Indiana Location: Indianapolis, IN Property Type: Office Industry: Government Services Purchase Price: $11.7 million Initial Cap Rate: 7.50% Credit Rating : AAA Sq. ft.: 98,542 Remaining Term : 8.3 years GE Oil & Gas Location: Various, U.S. Property Type: Industrial Industry: Energy Purchase Price: $11.0 million Initial Cap Rate: 8.10% Credit Rating : AA+ Sq. ft.: 69,846 Remaining Term : 9.0 years Location: Westerville, OH Property Type: Office Industry: Consumer Goods Purchase Price: $10.4 million Initial Cap Rate: 6.76% Credit Rating: A Sq. ft.: 71,259 Remaining Term: 7.3 years Black & Decker SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 20 PPD Global Labs Location: Highland Heights, KY Property Type: Office Industry: Contract Research Purchase Price: $9.3 million Initial Cap Rate: 8.88% Credit Rating : B3 Sq. ft.: 73,220 Remaining Term : 10.4 years National Oilwell Varco Location: Various, U.S. Property Type: Industrial Industry: Energy Purchase Price: $7.2 million Initial Cap Rate: 7.92% Credit Rating : *Baa3 Sq. ft.: 31,950 Remaining Term : 11.8 years Wyndham Location: Branson, MO Property Type: Office Industry: Hospitality Purchase Price: $5.2 million Initial Cap Rate : 7.36% Credit Rating : BBB - Sq. ft.: 31,881 Remaining Term : 10.6 years Waste Management Location: Winston - Salem, NC Property Type: Industrial Industry: Waste Management Purchase Price: $4.7 million Initial Cap Rate: 6.82% Credit Rating : A - Sq. ft.: 84,119 Remaining Term : 8.3 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 21 Lhoist Location: Irving, TX Property Type: Industrial Industry: Energy Purchase Price: $3.3 million Initial Cap Rate: 8.10% Credit Rating : *Baa1 Sq. ft.: 22,500 Remaining Term : 8.3 years Trane U.S. Location: Davenport, IA Property Type: Industrial Industry: Consumer Goods Purchase Price: $3.1 million Initial Cap Rate: 7.93% Credit Rating : BBB Sq. ft.: 25,000 Remaining Term : 9.2 years Superior Energy Location: Texas, U.S. Property Type: Industrial Industry: Energy Purchase Price: $2.5 million Initial Cap Rate : 8.10% Credit Rating : BBB - Sq. ft.: 42,470 Remaining Term : 9.7 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 22 Fujitisu Location: Manchester, U.K. Property Type: Office Industry: Technology Purchase Price: $70.7 million Initial Cap Rate: 7.98% Credit Rating : *Baa2 Sq. ft.: 162,888 Remaining Term : 10.5 years Crown Crest Location: Leicestershire, U.K. Property Type: Distribution Industry: Retail Food Dist. Purchase Price: $63.6 million Initial Cap Rate: 7.95% Credit Rating : *A2 Sq. ft.: 805,530 Remaining Term : 24.4 years Aviva Location: Sheffield, U.K. Property Type: Office Industry: Financial Services Purchase Price: $52.5 million Initial Cap Rate: 8.73% Credit Rating : A+ Sq. ft.: 131,614 Remaining Term : 14.7 years Location: Bradford, U.K. Property Type: Office Industry: Financial Services Purchase Price: $41.8 million Initial Cap Rate: 8.46% Credit Rating: BBB Sq. ft.: 117,003 Remaining Term: 11.1 years Provident Financial SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 23 DFS Trading Location: Various, U.K. Property Type: Industrial/Retail Industry: Specialty Retail Purchase Price: $40.3 million Initial Cap Rate: 9.38% Credit Rating : *A3 Sq. ft.: 279,561 Remaining Term : 15.5 years Achmea Location: Leusden , Netherlands Property Type: Office Industry: Financial Services Purchase Price: $38.8 million Initial Cap Rate: 8.27% Credit Rating : A - Sq. ft.: 190,252 Remaining Term : 9.3 years HP Enterprise Location: Newcastle, U.K. Property Type: Office Industry: Information Tech. Purchase Price: $30.9 million Initial Cap Rate: 7.70% Credit Rating : *A3 Sq. ft.: 100,652 Remaining Term : 11.5 years Rheinmetall Location: Nuess, Germany Property Type: Office Industry: Auto. Parts Supplier Purchase Price: $28.9 million Initial Cap Rate: 8.87% Credit Rating : Ba1 Sq. ft.: 320,102 Remaining Term : 9.3 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. 24 Capgemini Location: Birmingham, U.K. Property Type: Office Industry: Technology Purchase Price: $24.9 million Initial Cap Rate: 8.83% Credit Rating : *Baa2 Sq. ft.: 90,475 Remaining Term : 8.6 years Hotel Winston Location: Amsterdam, Netherlands Property Type: Office Industry: Hospitality Purchase Price: $17.3 million Initial Cap Rate: 8.52% Credit Rating : Ba3 Sq. ft.: 24,283 Remaining Term : 15.0 years Thames Water Supply Location: Swindon, U.K. Property Type: Office Industry: Utillities Purchase Price: $18.2 million Initial Cap Rate: 9.79% Credit Rating : Baa1 Sq. ft.: 78,650 Remaining Term : 7.9 years Bank of Scotland Location: Various, U.K. Property Type: Retail Industry: Retail Banking Purchase Price: $18.1 million Initial Cap Rate: 8.07% Credit Rating : A1 Sq. ft.: 36,071 Remaining Term : 10.8 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

SELECT PROPERTY HIGHLIGHTS

American Realty Capital Global Trust

Wickes

Location: Various, U.K.
Property Type: Retail
Industry: Home Maint.
Purchase Price: $17.2 million
Initial Cap Rate: 8.64%
Credit Rating: *Baa3
Sq. ft.: 86,902
Remaining Term: 12.1 years


Wickes
Home Improvement Centre


Customer entrance
Goods deliveries
Wickes

Northern Rock

Location: Sunderland, U.K.
Property Type: Office
Industry: Financial Services
Purchase Price: $16.3 million
Initial Cap Rate: 8.49%
Credit Rating: A
Sq. ft.: 86,290
Remaining Term: 8.9 years





Intier Automotive

Location: Redditch, U.K.
Property Type: Industrial
Industry: Auto Parts Manu.
Purchase Price: $15.3 million
Initial Cap Rate: 7.75%
Credit Rating: NR
Sq. ft.: 152,771
Remaining Term: 9.6 years




Talk Talk

Location: Manchester, U.K.
Property Type: Office
Industry: Telecomm.
Purchase Price: $14.3 million
Initial Cap Rate: 8.17%
Credit Rating: *Baa2
Sq. ft.: 48,415
Remaining Term: 10.5 years





The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody's Implied Rating).

American Realty Capital Global Trust, Inc. 25

SELECT PROPERTY HIGHLIGHTS

American Realty Capital Global Trust

Amcor Packaging





Location: Workington, U.K.
Property Type: Various
Industry: Packaging
Purchase Price: $13.3 million
Initial Cap Rate: 10.58%
Credit Rating: *A1
Sq. ft.: 294,580
Remaining Term: 10.2 years

OBI


OBI


Location: Mayen, Germany
Property Type: Retail
Industry: Home Maintenance
Purchase Price: $13.2 million
Initial Cap Rate: 8.75%
Credit Rating: *Ba1
Sq. ft.: 143,633
Remaining Term: 9.3 years

Everything Everywhere




Location: Merthyr Tydfil, U.K.
Property Type: Office
Industry: Telecomm.
Purchase Price: $12.4 million
Initial Cap Rate: 9.62%
Credit Rating: BBB-
Sq. ft.: 64,832
Remaining Term: 12.8 years

Malthurst Petroleum






Location: Various, U.K.
Property Type: Retail
Industry: Petroleum Services
Purchase Price: $5.9 million
Initial Cap Rate: 8.03%
Credit Rating: *A3
Sq. ft.: 3,784
Remaining Term: 11.1 years

The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody's Implied Rating).

American Realty Capital Global Trust, Inc. 26

American Realty Capital Global Trust, Inc. 27 BP Oil Location: Basset, U.K. Property Type: Retail Industry: Petroleum Purchase Price: $4.9 million Initial Cap Rate: 8.03% Credit Rating : *Baa3 Sq. ft.: 2,650 Remaining Term : 11.1 years McDonald’s Location: Carlisle, U.K. Property Type: Retail Industry: Restaurant Purchase Price: $2.6 million Initial Cap Rate: 8.75% Credit Rating : *A Sq. ft.: 9,094 Remaining Term : 9.5 years SELECT PROPERTY HIGHLIGHTS The initial capitalization rate is computed by dividing the net operating income of an asset by the base purchase price. Net operating income is based on the annualized contractual rental income at the time of the asset purchase, less the annualized estimated property operating expenses. Estimated operating expenses are based on historical information provided by the seller until the portfolio is acquired by the company, at which time the company uses its historical operating expenses. Note: *Moody's implied rating (refer to slide six for explanation of Moody’s Implied Rating).

American Realty Capital Global Trust, Inc. ARCGlobalTrust.com